United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________

FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 25, 2021
(Date of earliest event reported)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 7.01 Regulation FD Disclosure.

On February 25, 2021, Louisiana-Pacific Corporation (the “Company”), announced that it intends to offer, in a private placement, subject to market and other conditions, $350,000,000 in aggregate principal amount of senior notes due 2029 (the “Senior Notes”). The Senior Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Senior Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state or other jurisdiction’s securities laws.

A copy of the press release announcing the intention of the Company to offer the Senior Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy any security.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Form 8-K, other than statements of historical fact, including statements related to LP’s intended use of proceeds of the notes offering, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. LP has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on LP’s current expectations, estimates, projections and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in LP’s filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of LP’s most recently filed Annual Report on Form 10-K. LP undertakes no obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Louisiana-Pacific Corporation, dated February 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: February 25, 2021